Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Class S Shares Prospectus,

each dated February 1, 2016, as supplemented February 29, 2016

The prospectuses of the Thrivent Mutual Funds (the “Trust”) are hereby amended as follows.

1.	In each prospectus, Darren M. Bagwell, CFA and Stephen D. Lowe, CFA are added as portfolio managers for Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, and Thrivent Moderately Conservative Allocation Fund. Mr. Bagwell has been with Thrivent Financial since 2002 in an investment management capacity and currently is a Senior Equity Portfolio Manager. Mr. Lowe has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2009.

2.	In each prospectus, the first and second paragraphs under the “Shareholder Information—Pricing Funds’ Shares” are deleted and replaced with the following:

The price of a Fund’s shares is based on the Fund’s net asset value (“NAV”). Each Fund determines its NAV for a particular class of shares once daily at the close of regular trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern time. If the NYSE has an unscheduled early close but certain other markets remain open until their regularly scheduled closing time, the NAV may be determined as of the regularly scheduled closing time of the NYSE. If the NYSE and/or certain other markets close early due to extraordinary circumstances (e.g., weather, terrorism, etc.), the NAV may be calculated as of the early close of the NYSE and/or certain other markets. The Funds generally do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The price at which you purchase or redeem shares of a Fund is based on the next calculation of the NAV after the Fund receives your purchase or redemption request in good order.

Thrivent Money Market Fund seeks to maintain a stable $1.00 NAV, pursuant to procedures established by the Board of Trustees for the Funds, and generally utilizes the amortized cost method. Valuing securities held by Thrivent Money Market Fund on the basis of amortized cost (which approximates market value) involves a constant amortization of premium or accretion of discount to maturity. This method is explained further in the Statement of Additional Information. The Fund will not value a security at amortized cost, but will instead make a fair value determination for such security, if it determines that amortized cost is not approximately the same as the fair value of the security.

3.	In each prospectus, the following sentence is added under “Summary Section—Principal Strategies” for each Fund other than Thrivent Money Market Fund:

The Fund may also invest in mutual funds that are only offered to the Fund and its affiliates and that do not charge an investment advisory fee.

The date of this Supplement is April 29, 2016.

Please include this Supplement with your Prospectus.

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